SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                  -------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report
  (Date of earliest event reported):                          August 3, 2004


                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            1-8491                                        82-0126240
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   (Commission File Number)                    (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                         83815-9408
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(Address of principal executive offices)                     (Zip Code)


                                 (208) 769-4100
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                         (Registrant's Telephone Number)






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Item 9.  Regulation FD Disclosure and Disclosure of Results of Operations and
         Financial Condition (Item 12)

     The following information is being furnished under Items 9 and 12 of Form 8-K: On August 3, 2004, Hecla Mining Company (the "Company") issued a news release announcing the Company's Second Quarter 2004 and six months ended June 30, 2004 financial results. The News Release is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           HECLA MINING COMPANY



                           By: /s/ John N. Galbavy
                               -------------------------------------------------
                               Name:  John N. Galbavy
                               Title: Corporate Counsel and Assistant Secretary


Dated: August 3, 2004









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                                  EXHIBIT INDEX



Exhibit No.                    Title
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Exhibit 99 -     Hecla Mining Company News Release dated August 3, 2004.











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